UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2009

EBIX, INC.
 (Exact name of registrant as specified in its charter)

Delaware	0-15946	77-0021975
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Concourse Parkway, Suite 3200, Atlanta, Georgia	30328
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 281-2020

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On Monday, December 7, 2009, the Ebix, Inc.’s (“Ebix” or the “Company”) management conducted a presentation at an investors’ conference held in New York City.

Listed below are certain items of previously non-public information that was discussed during the senior management presentations and subsequent question and answer sessions held between the Company’s CEO and CFO and individual investors and analysts:

•	Organic growth Rate for 2010 and 2011: The Company forecasted its organic growth rate for 2010 and 2011 to be between 10 to 15%.

•
Exchange customer deals: The Company announced that since 1st October 2009, it has won a number of key deals in the exchange area that are forecasted to help the Company’s revenues to keep growing organically. Some of the new deals announced at the meeting were Fidelity Investments, Bank of America, Wells Fargo, US Bank, National Western Life Insurance Company, Genworth Financial, Principal Financial Group, AXA Equitable Life, American General Life insurance, Nationwide Mutual Insurance Company, and Ameriprise and Consolidated Health Plans.

•
BPO customer deals: The Company also announced that since October 1, 2009 it has signed new deals in the BPO arena like FED-EX, Anheuser Busch, Meritage Homes, City of Phoenix, Bechtel Jacobs, Los Angeles County Office, Disney Consumer Products, AON Risk Services Southwest, Sempra, Marsh, Logan Property Management, Greenspoint Plaza, Business Finance Group, Alachua County, Los Angeles County office of Education, Calpine Corporation, EBS-RMSCO, Westcore Properties, United Stationary Supply Co. and Pioneer Natural resource.

•
Workers Compensation and Risk Exchange Deals: The Company’s Division head for the Risk management and Workers Compensation Division (Formerly Peak) announced that the division had signed 27 new customer contracts since its acquisition by Ebix.

•
Acquisition in Latin America: The Company’s Division head for Latin American operations announced that it is likely to make an acquisition in the Latin American markets in the near future, to grow its exchange business in that region.

•
Possible Acquisitions in BPO Arena: In response to questions, the Company announced that it is likely to make some acquisitions in the BPO arena in Australia as also in the health imaging area in the United States, in its bid to take a good position in the health insurance markets.

A copy of the Company’s press release about the conference is attached hereto as Exhibit 99.1.

The information in this Form 8-K is being furnished under Item 7.01 and shall not be deemed to be filed for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Statements regarding the Company’s operational and financial success, business model, expectations about future success, competitive environment, are forward-looking statements and are not historical facts. Instead, they are estimates or projections involving numerous risks or uncertainties. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company’s SEC filings, including but not limited to the Company’s annual report on Form 10-K for the year ended December 31, 2008, or as supplemented in the Company’s subsequently filed periodic reports. The Company disclaims any obligation or duty to update or correct any of its forward-looking statements.

Item 9.01.  Financial Statements and Exhibits.

99.1	Press release dated December 10, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EBIX, INC.

By:	/s/ Robert Kerris

Robert Kerris
Chief Financial Officer
and Corporate Secretary

 December 10, 2009